EXHIBIT 10.3.3

                THIRD AMENDMENT TO AMENDED AND RESTATED
                            LOAN AGREEMENT

     This Third Amendment To Amended and Restated Loan Agreement, dated as of March 6, 1997 (this "Amendment") by and between DVL, Inc.
("Borrower") and NPM Capital LLC, a Delaware limited liability company
("Lender").

                               RECITALS

    A. Borrower and Lender entered into that certain Amended and Restated Loan Agreement, dated as of March 27, 1996, as amended by (1) that certain Amendment to Amended and Restated Loan Agreement dated as of July 10, 1996 and (2) that certain Second Amendment to Amended and Restated Loan Agreement dated as of September 27, 1996 (as amended, the "Loan Agreement"). Each capitalized term which is used but not defined in this Amendment shall have the meaning set forth in the Loan Agreement.

      B. Borrower has requested that Lender advance additional funds to Borrower in order to fund the payment of certain expenses incurred by Borrower in connection with the closing of the loan evidenced by the Loan Agreement and other Loan Documents and Lender is willing to consider such request, in Lender's sole and absolute discretion, in accordance with the terms and provisions of the Loan Agreement, as amended by the terms and conditions of this Amendment.

       NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency is hereby acknowledged, Borrower and Lender hereby agrees as follows:

       1. NEW DEFINITIONS. Section 1 of the Loan Agreement is hereby amended by adding the following new definition to such Section 1:

              "Second Note" shall mean that certain promissory note in the original principal amount of $200,000, in the form attached hereto as EXHIBIT A-1 payable to the order of Lender, together with all amendments, modifications and supplements thereto.

              "Second Note Default Rate" shall mean a rate of interest equal to five percent (5%) per annum, compounded monthly, PLUS the Second Note Stated Rate (as such term is defined in the Second Note).

     2.  AMENDMENT TO EXISTING DEFINITIONS. Section 1 of the Loan
Agreement is hereby amended by amending the following definitions as follows:


            a. The definition of "Lender" is hereby amended by adding the phrase "and/or the Second Note" immediately after the phrase "the Note," which later phrase appears twice in such definition.

             b. The definition of "Loan Documents" is hereby amended by adding the phrase "the Second Note" immediately after the phrase "this Agreement, the Note," which is used two times in such definition.

            c. The following sentence is hereby added to the end of the definition of the term "Obligations": "The term "Obligations" shall also include, without limitation, the Indebtedness evidenced by the Second Note."

     3. SECOND NOTE. The Loan Agreement is hereby amended by adding new Sections 2.5A, 2.5B., 2.5C and 2.5D immediately after Section 2.5 of the Loan Agreement as follows:

            2.5A. SECOND NOTE. As of March 6, 1997, Borrower shall execute and deliver to Lender the Second Note. In no event shall Lender be obligated, in any way whatsoever, to advance any additional funds to Borrower under or with respect to the Second Note or otherwise. All outstanding principal of, and accrued interest on, the Second Note shall become due and payable, without notice or demand, on the earlier of (1) the date that all outstanding principal of, and accrued interest on, the Note becomes due and payable, for any reason, including without limitation, upon the occurrence of an Event of Default under the Loan
Agreement and (2) September 26, 2002.   Notwithstanding anything to the
contrary set forth in this Agreement or in any other Loan Document, from and after the occurrence of an Event of Default, the outstanding principal balance of the Second Note shall bear interest at the Second Note Default Rate until such time as all of the Obligations are paid in full.

            2.5B PAYMENTS OF PRINCIPAL AND ACCRUED INTEREST ON THE NOTE AND THE SECOND NOTE. The payments of Cash Flow which Borrower is required to make to Lender pursuant to Section 2.6.a of the Loan Agreement shall be applied, on a PARI PASSU basis, to accrued interest and then to principal with respect to the Note and the Second Note, in the priority set forth in Section 2.7 of the Loan Agreement. Interest on the outstanding principal balance of the Second Note shall accrue at the Second Note Stated Rate (as such term is defined in the Second Note) based on a year of 360 days for the actual number of days elapsed and shall be payable, at the same time as, and on a PARI PASSU basis with, all payments of accrued interest under the Note as set forth in SECTION 2.6.B of the Loan Agreement. In the event that, for any Fiscal Year, Borrower fails to pay Lender accrued interest under the Note and the Second Note at a rate of at least five percent (5%) per annum, compounded monthly, based on a year of 360 days for the actual number of days elapsed, then, Borrower shall make a further mandatory payment of accrued interest to Lender in an amount equal to such shortfall on or before the thirtieth day after the expiration of such Fiscal Year.





                                      2

            2.5C APPLICABLE PERCENTAGE REDUCTION TO SECOND NOTE. In addition to the foregoing mandatory payments under the Second Note, Borrower shall pay to Lender, on or before the last day of the applicable calendar month after September 27, 1996 as set forth in the following chart, a sufficient amount of principal of, and accrued interest on, the Second Note in order (A) to reduce the then outstanding principal balance of the Second Note (when combined with all other reductions of principal by Borrower pursuant to the Loan Agreement, as amended) by an amount equal to the applicable percentage of the original principal balance of the Second Note set forth in the following chart ("APPLICABLE SECOND NOTE PERCENTAGE REDUCTION") and (B) to pay in full the accrued and unpaid interest on the entire outstanding principal balance of the Second Note as of such last day of such calendar month.

                                            APPLICABLE SECOND NOTE
       CALENDAR MONTH AFTER 9/27/96          PERCENTAGE REDUCTION
       ----------------------------         ----------------------
       Last Day of 18th Calendar Month                15%
       Last Day of 27th Calendar Month                33%
       Last Day of 36th Calendar Month                50%
       Last Day of 42nd Calendar Month                67%
       Last Day of 48th Calendar Month                72.5%
       Last Day of 54th Calendar Month                80%
       Last Day of 60th Calendar Month                85%
       Last Day of 66th Calendar Month                92%
       Last Day of 72nd Calendar Month                100%

            2.5D PARI PASSU TREATMENT OF NOTE AND SECOND NOTE. Notwithstanding anything to the contrary set forth in the Note, this Amendment, the Loan Agreement as amended or otherwise, Lender and Borrower agree that, prior to the occurrence of an Event of Default, all payments by Borrower with respect to the Note and the Second Note shall allocated between the Note and the Second Note ON A PARI PASSU BASIS until all of the Obligations are paid in full. The Loan Agreement and each of the other Loan Documents are hereby deemed to be amended to provide for such PARI PASSU application of payments with respect to the Note and the Second Note. From and after the occurrence of an Event of Default, Lender shall apply all payments by Borrower under the Note, the Second Note, the Loan Agreement as amended or any of the other Loan Documents as Lender may determine.

            2.5E TRANSFER RESTRICTIONS. In no event shall Lender (including Lender's successors and assigns) transfer legal or beneficial ownership of the Note or the Second Note or any portion thereof unless, in each such transfer, legal and beneficial ownership of both the Note and the Second Note or any portion thereof are transferred to the same
person and in the same proportions.   In addition to the foregoing, the
holder of the Second Note shall have the same rights and benefits with respect to such Second Note which is given to the holder of the Note in
Section 9.1.b. and c. of the Loan Agreement.

     4. AMENDMENT TO SECTION 2.8 OF THE LOAN AGREEMENT. Section 2.8 of the Loan Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

                                      3

         2.8 OTHER PAYMENTS. In addition to the foregoing payments by Borrower to Lender on account of the Indebtedness evidence evidenced by the Note and the Second Note, Borrower shall pay Lender any and all cash and cash equivalents as and when received by Borrower from the sale, issuance, conversion, transfer or distribution of stock by Borrower, or rights, options, warrants or agreements with respect thereto, in excess of $250,000 in the aggregate at any time or from time to time prior to the full payment of the
              Note and the Second Note and all of the other Obligations under this Agreement and the other Loan Documents, including, but not limited to, cash received from the Permitted Stockholders upon the exercise of the Permitted Stockholder Warrants. Subject to the last sentence of this Section 2.8, Lender shall apply such payment as follows: (i) first, to the interest due and not yet paid under the Note and the Second Note and (ii) then, to the extent of any excess after payment pursuant to clause (i) hereof, (A) in order of maturity, fifty percent (50%) of such excess to the outstanding principal installments under the Note payable under SECTION 2.6.C. hereof and to the outstanding principal installments under the Second Note payable under SECTION 2.5.C. hereof, and (B), in the inverse order of maturity (without premium or penalty), the remaining fifty percent (50%) of such excess to the next mandatory payment due under SECTION 2.5C. and SECTION
              2.6.C hereof. All such payments shall be applied, on a pari passu basis, as between the principal of, and interest on, the Note and the Second Note.

     5. AMENDMENT TO SECTION 2.9 - MAXIMUM LAWFUL RATE. The phrase "Second Note Stated Rate" is hereby added after each reference to "Stated Rate" in Section 2.9 of the Loan Agreement. The phrase "Second Note Default Rate" is hereby added after each reference to "Default Rate" in
Section 2.9 of the Loan Agreement.

     6. AMENDMENT TO SECTION 2.11 - OPTIONAL PREPAYMENT. The phrase "and/or the Second Note" is hereby added after the phrase "the Note" in
Section 2.11 of the Loan Agreement.

     7. AMENDMENT TO NOTE. The terms and provisions of the Note are hereby modified and amended i n all respects by the terms and provisions
of Section 2.5.A, B, C and D of this Second Note.   Lender, in its
capacity as the holder of the Note, hereby consents to the foregoing amendment of the Note and such pari passu treatment of the Note with the Second Note.

     8. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants to Lender as follows: (A) The execution, delivery and performance of the Second Note and this Amendment by Borrower: (i) are within Borrower's corporate power; (ii) have been duly authorized by all necessary or proper corporate action: (iii) are not in contravention of any provision of Borrower's certificate or articles of incorporation or bylaws; (iv) will not violate any Law or any order or decree of any court of Governmental Authority; (v) will not conflict with or result in the


                                      4

breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower or any of its Subsidiaries other than those in favor of Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person. (B) The Second Note and this Amendment shall have been duly executed and delivered by or on behalf of Borrower and each shall then constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms.

     9.  REPRESENTATIONS OF BORROWER - AMENDMENT TO SECTION 5.1.F.
SECTION 5.1.F of the Loan Agreement is hereby amended to add the phrase "and/or the Second Note" in each place that the phrase "the Note" is located in such Section.

      10. EFFECT OF THIS AMENDMENT. Each of the other Loan Documents are hereby modified and amended in order that the amendments set forth in this Amendment (including, without limitation, the amendments to certain definitions to the Loan Agreement which are set forth in this Amendment) shall be given full force and effect in each of the Loan Documents from and after the date hereof. Except as expressly amended and modified by this Amendment, the Loan Agreement is hereby ratified, reaffirmed and remains in full force and effect in accordance with these terms. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflict of rules thereof.

                        SIGNATURES ON NEXT PAGE






















                                      5
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives a of the date first above written.


                              DVL, INC., a Delaware corporation


                              By: /s/ Daniel Baldwin
                              ---------------------------------------
                              Daniel Baldwin, Vice President


                              NPM CAPITAL LLC,
                              a Delaware limited liability company

                              By:  Pembroke Capital LLC,
                                   its managing member

                                   By: /s/ Lawrence J. Cohen
                                   ----------------------------------
                                   Lawrence J. Cohen, Managing Member





























                                      6
                              EXHIBIT A-1

                            PROMISSORY NOTE
                             (Second Note)


                                                       New York, New York
$200,000                                              As of March 6, 1997


      FOR VALUE RECEIVED, the undersigned, DVL, INC., a Delaware corporation, with an address at 24 River Road, Bogota, New Jersey 07603 (hereinafter "BORROWER"), hereby unconditionally PROMISES TO PAY to the order of NPM CAPITAL LLC, a Delaware limited liability company, with an address c/o National Financial Companies LLC, 700 South Federal Highway, Suite 200, Boca Raton, Florida 33432 ("LENDER"), and its successors or assigns (together with Lender, "HOLDER"), the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) or, so much thereof as may have been advanced hereunder by Lender pursuant to the Loan Agreement (as hereinafter defined) (the "SECOND NOTE LOAN"), together with interest from and after the respective dates of such advances on the principal balance from time to time outstanding as provided herein.

        This Promissory Note (this "SECOND NOTE") is made in accordance with that certain Amended and Restated Loan Agreement dated as of March 27, 1996 between Borrower and Lender, as amended (the "LOAN AGREEMENT"). The Holder is entitled to the benefits and security of the Loan Agreement and the other Loan Documents, including but not limited to the Security Agreement and the Stock Pledge Agreement. Capitalized terms used herein shall have the meanings assigned to such terms on SCHEDULE 1 hereto or, if not defined thereon, then as such terms are defined in the Loan Agreement.

       The principal amount of the Second Note Loan, and accrued interest thereon hereunder, shall be payable in installments in the amounts and on the dates specified herein and (unless sooner paid by prepayment, acceleration or otherwise as provided in the Loan Agreement) shall be paid in full on September 26, 2002.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECOND NOTE, THE LOAN AGREEMENT AS AMENDED OR OTHERWISE, LENDER AND BORROWER AGREE THAT, PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL PAYMENTS BY BORROWER WITH RESPECT TO THE NOTE AND THIS SECOND NOTE SHALL BE ALLOCATED BETWEEN THE NOTE AND THE SECOND NOTE ON A PARI PASSU BASIS UNTIL ALL OF THE OBLIGATIONS ARE PAID IN FULL. FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, LENDER SHALL APPLY ALL PAYMENTS BY BORROWER UNDER THE NOTE, THIS SECOND NOTE, THE LOAN AGREEMENT AS AMENDED OR ANY OF THE OTHER LOAN DOCUMENTS AS LENDER MAY DETERMINE.

      Pursuant to the terms of the Note and this Second Note, Borrower shall pay to Holder, on or before the tenth (10th) day of each calendar month, an amount equal to 100% of Cash Flow during the preceding calendar month; provided, however, in the event Borrower has received in excess of $10,000 of Cash Flow at any one time, Borrower shall immediately pay all such Cash Flow to Holder. Payments shall be applied as set forth below.

      Interest on the outstanding principal balance of this Second Note shall accrue at fifteen percent (15.0%) per annum, compounded monthly (the "SECOND NOTE STATED RATE"), based on a year of 360 days for the actual number of days elapsed, and shall be payable as and when payments out of Cash Flow are made by Borrower. Such payments of Cash Flow shall be applied, on a PARI PASSU BASIS, to accrued interest on the Note and this Second Note. In the event that, for any fiscal year of Borrower (the "FISCAL YEAR"), Borrower fails to pay Holder accrued interest on the Note and the Second Note at a rate of at least five percent (5%) per annum, compounded monthly, based on a year of 360 days for the actual number of days elapsed (the "ANNUAL MINIMUM INTEREST PAYMENT"), then Borrower shall make a further mandatory payment of accrued interest to Holder in an amount equal to such shortfall on or before the thirtieth day after the expiration of such Fiscal Year; provided, however, that in no event shall the interest or other amounts payable on the Note and/or this Second Note exceed the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.

      In addition to the foregoing mandatory payments, Borrower shall pay to Holder, on or before the last day of the applicable calendar month after September 27, 1997 as set forth in the following chart, a sufficient amount of principal of, and accrued interest on, the Second Note Loan evidenced by this Second Note in order (A) to reduce the then outstanding principal balance of this Second Note (when combined with any other reductions of principal hereof by Borrower) by an amount equal to the applicable percentage of the original principal balance of this Second Note set forth in the following chart ("APPLICABLE PERCENTAGE REDUCTION") and (B) to pay in full the accrued and unpaid interest on the entire outstanding principal balance of this Second Note as of such last day of such calendar month. The payments set forth in the chart below shall sometimes be referred to herein as "INSTALLMENT PAYMENTS."

                                                      Applicable
                                                      Percentage
     Calendar Month After September 27, 1996          Reduction
     ---------------------------------------          ----------
         Last Day of 18th Calendar Month                 15%
         Last Day of 27th Calendar Month                 33%
         Last Day of 36th Calendar Month                 50%
         Last Day of 42nd Calendar Month                 67%
         Last Day of 48th Calendar Month                 72.5%
         Last Day of 54th Calendar Month                 80%
         Last Day of 60th Calendar Month                 85%
         Last Day of 66th Calendar Month                 92%
         Last Day of 72nd Calendar Month                100%



                                      8
     FOR EXAMPLE, FOR ILLUSTRATIVE PURPOSES ONLY, ON OR BEFORE THE END OF THE 54TH CALENDAR MONTH AFTER THE DATE HEREOF, BORROWER MUST REDUCE THE ORIGINAL PRINCIPAL BALANCE OF THIS SECOND NOTE BY AN AMOUNT EQUAL TO AT LEAST 80% OF SUCH ORIGINAL PRINCIPAL AMOUNT (PLUS ALL ACCRUED INTEREST ON THE ENTIRE PRINCIPAL BALANCE OF THIS SECOND NOTE).

      Except as otherwise provided in the Note and/or this Second Note, prior to the occurrence of an Event of Default, all payments by Borrower to Holder under the Note and/or this Second Note shall be applied in the following order, on a PARI PASSU basis, as between the Note and this Second Note:

      (i)  to accrued and unpaid interest on the Loan and Second Note
           Loan;
     (ii)  to then due and payable fees and expenses payable to Holder;
           and
    (iii)  to the then outstanding principal of the Loan and the Second
           Note Loan.

     In addition to the foregoing payments by Borrower to Holder on account of the Indebtedness evidenced by the Note and this Second Note, Borrower shall pay Holder any and all cash and cash equivalents as and when received by Borrower from the sale, issuance, conversion, transfer or distribution of capital stock of Borrower, or rights, options, warrants, or agreements with respect thereto, in excess of $250,000 in the aggregate at any time or from to time to time prior to the full payment of the Note and this Second Note, including but not limited to cash received from the Permitted Stockholders upon the exercise of the Permitted Stockholders Warrants.

      Holder shall apply such payments, on a PARI PASSU basis between the Note and this Second Note, as follows: (i) first, to any interest due and not yet paid under the Note and this Second Note and (ii) then, to the extent of any excess after payment pursuant to clause (i) hereof, (A) in order of maturity, fifty percent (50%) of such excess to the unpaid Installment Payments due under this Second Note and the Installment Payments (as defined in the Note) due under the Note, and (B) in inverse order of maturity (without premium or penalty), the remaining fifty percent (50%) of such excess to the unpaid Installment Payments due under this Second Note and the Installment Payments (as defined in the Note) due under the Note.

     This Second Note is subject to voluntary prepayment in whole or in part and to acceleration on default at the times and in the manner specified in the Loan Agreement.

     Holder shall, and is hereby authorized by Borrower to, endorse on
SCHEDULE 3 hereto appropriate notations evidencing the date and amount of each advance made by Lender pursuant to the Third Amendment of the Loan Agreement.
                                      9
     Borrower shall make each payment under this Second Note not later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America and in immediately available funds to Holder's depositary bank as designated by Holder from time to time for deposit in Holder's depositary account.

      BORROWER HEREBY EXPRESSLY WAIVES PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF OCCURRENCE OF AN EVENT OF DEFAULT, NOTICE OF ACCELERATION AND NOTICE OF NON-PAYMENT HEREOF.

     BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECOND NOTE, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS.

      This Second Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws rules thereof).

      This Second Note may not be changed orally, but only by a writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      IN WITNESS WHEREOF, Borrower has executed this Second Note as of the day and year first above written.

ATTEST:                               DVL, Inc.

/s/ Gary Flicker
---------------------------------
Gary Flicker, Assistant Secretary     By: /s/ Daniel Baldwin
                                      ------------------------------
                                      Daniel Baldwin, Vice President

















                              SCHEDULE 1

                              DEFINITIONS
                              -----------

     "Affiliate Partnerships" shall mean the collective reference to all limited partnerships in which Borrower is now, or shall hereafter be, a general partner.

     "A.I. CREDIT LOAN" shall mean the Indebtedness of Borrower evidenced by that certain Loan and Security Agreement, dated September 29, 1987, by and between Borrower and A.I. Credit Corp., as amended, with respect to a loan in the original principal amount of $6,966,990.16.

     "AMSAVE DEBT" shall mean the Indebtedness of Borrower evidenced by that certain Revolving Line of Credit and Security Agreement, dated November 29, 1989, by and between Borrower and American Savings Bank (now Federal Deposit Insurance Corporation, as receiver for American Savings
Bank), as amended, with respect to a line of credit in the original principal amount of up to $13,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.

     "CADLE LOAN" shall mean the Indebtedness of Borrower to The Cadle Company evidenced by that certain Credit Agreement, dated as of January 11, 1993, by and between Apple Bank for Savings, a New York savings bank, the predecessor-in-interest to The Cadle Company and Del-Val Financial Corporation (now known as DVL, Inc.), with respect to a line of credit up to a principal amount of $7,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.

     "CASH FLOW" shall mean, with respect to Borrower and each of its Subsidiaries for any period, the collective reference to the sum of (1) the gross proceeds generated by the Primary Collateral (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages) and all proceeds of any payoff of, or sale of, or with respect to, any of the Primary Collateral), PLUS (2) THE EXCESS OF (A) the gross proceeds generated by all of the Wrap Notes and Wrap Mortgages included within the collateral securing the Other Secured Debt (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages included within such collateral) and all proceeds of any payoff of, or sale of, or with respect to such collateral) OVER (B) any and all payments then due and


                                     11
payable under, or with respect to, such Other Secured Debt plus (3) from and after the occurrence of an Event of Default, any and all cash and other proceeds received by Borrower and/or Lender on account of the Collateral or from the sale, collection or other realization of or upon the Collateral.

   "CRT LOAN" shall mean the Indebtedness of Borrower evidenced by certain promissory notes payable to Banca CRT S.p.A. each dated September 8, 1986, as amended and restated by those certain six promissory notes each dated September 21, 1990, in the aggregate sum of $2,000,000.

    "FEDERAL INSURANCE COMPANY DEBT" shall mean that certain Indebtedness of Borrower evidenced by that certain Loan and Security Agreement and Release, dated June 28, 1995, by and between Borrower and Federal
Insurance Company with respect to a loan in the original principal amount of $2,300,000.

   "GAAP" shall mean generally accepted accounting principles in the United States of America consistently applied and maintained throughout the period indicated.

   "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner (or otherwise providing any other assurance to or on behalf of the primary obligor that such primary obligations will be paid, discharged or performed), including, without limitation, any obligation or arrangement of such Person, (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

    "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments,
(iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession


                                     12
or sale of such property), (iv) all obligations of such Person under any lease of property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise disclosed as such in a note to such balance sheet, (v) all Guaranteed Indebtedness, and (vi) all Indebtedness referred to in clause (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

     "LIEN" shall mean the collective reference to any mortgage or deed of trust (including any Mortgage), pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever that has the practical effect of creating a security interest in an asset (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "MERIDIAN DEBT" shall mean the Indebtedness of Borrower evidenced by that certain Repurchase Agreement, dated June 25, 1989, by and between Borrower and Meridian Bank, with respect to a loan in the original principal amount of $5,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.

    "MORTGAGE" shall mean each mortgage, deed of trust or similar security agreement made or to be made by Borrower and each of its Subsidiaries having an interest in the Real Estate to be encumbered in favor of Lender, creating a first priority lien on any portion of the Real Estate to secure the payment of the Obligations, including, without limitation, all amendments, modifications and supplements thereto and shall refer to each Mortgage as the same may be in effect at the time such reference becomes operative.

     "OTHER SECURED DEBT RELEASED COLLATERAL" shall mean any of the assets or properties covered by the Liens securing any of the Other Secured Debt that is released by any of the holders of such Other Secured Debt and thereby becomes free and clear of all Liens (except Permitted Encumbrances) for any reason or for no reason.




                                     13
     "OTHER SECURED DEBT" shall mean the collective reference to: (i) the Amsave Debt, (ii) the Cadle Debt, (iii) the Federal Insurance Company Debt, (iv) the Meridian Debt, (v) the Scheinberg Debt, (vi) the Textron Debt, (vii) the Zyncon Debt and (viii) other funded long term debt of Borrower as reflected on the audited consolidated balance sheet as at December 31, 1995 of Borrower and its Subsidiaries set forth on SCHEDULE 2 hereto.

     "PERMITTED ENCUMBRANCES" shall mean the following encumbrances: (i) Liens created for the benefit of Lender or assigned to Lender under the terms of the Loan Documents, (ii) Liens for taxes or assessments or other governmental charges or levies, either not yet due or payable; (iii) pledges or deposits securing obligations under workers' compensation, unemployment insurance, social security or public liability laws or similar legislation; (iv) deposits securing public or statutory obligations of Borrower or any of its Subsidiaries which are otherwise permitted by the Loan Agreement; (v) workers', mechanics', suppliers', carriers', warehousemen's or other similar liens arising in the ordinary course of business and securing indebtedness aggregating not in excess of $10,000 at any time outstanding, not yet due and payable; and (vi) zoning restrictions, easements, licenses, or other recorded written restrictions on the use of real property or minor irregularities in title (including leasehold title) thereto, (but excluding any security interests or Liens for borrowed money), so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates.

   "PERMITTED STOCKHOLDERS" shall mean the parties to the Securities Purchase Agreement, the Permitted Stockholder Warrant and the Stock Purchase Agreement, other than Borrower, and such parties respective successors and assigns.

    "PERMITTED STOCKHOLDER DOCUMENTS" shall mean the collective reference to (1) the Stock Purchase Agreement, (2) the Securities Purchase
Agreement, (3) the Permitted Stockholder Warrant, (4) all other documents, certificates and instruments executed and delivered by Borrower in connection with any of the foregoing and (5) all amendments, modifications and supplements to any of the foregoing.

     "PERMITTED STOCKHOLDER WARRANT" shall mean the collective reference to each of the Common Stock Warrants, each dated as of the date hereof, executed by Borrower in favor of a Permitted Stockholder, together with all amendments, modifications and supplements thereto.

    "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, unincorporated organization, association, corporation, institution, public benefit corporation, bank, trust company, trust or other organization, whether or not a legal entity, or government instrumentality, division, subdivision, body or department thereof (whether federal, state, county, city, municipal or otherwise).
                                     14
     "PRIMARY COLLATERAL" shall mean the collective reference to (1) the Wrap Notes and the Wrap Mortgages which are listed on SCHEDULE 4 hereto PLUS (2) all of the Wrap Notes and the Wrap Mortgages included within the Other Secured Debt Released Collateral.

     "REAL ESTATE" shall mean the collective reference to all plots, pieces or parcels of land now owned or leased or hereafter acquired or leased by Borrower or any of its Subsidiaries (the "LAND"), together with any buildings, structures or other improvements on or under the Land and all the rights, titles and interests of Borrower or any of its Subsidiaries, if any, in any way related to the Land, buildings, structures and other improvements.

     "SCHEINBERG DEBT" shall mean that certain Indebtedness of Borrower evidenced by that certain Loan and Security Agreement, dated September 23, 1994, by and between Borrower and Martin Scheinberg, with respect to a loan in the original principal amount of $250,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.

     "SECURITIES PURCHASE AGREEMENT" shall mean that certain Securities Purchase Agreement dated as of the date hereof by and between Borrower and the Permitted Stockholders relating to the purchase of Preferred Stock and Permitted Stockholder Warrants, together with all amendments, modifications and supplements thereto as the same may be in effect at the time such reference becomes operative.

     "STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of the date hereof relating to the purchase of Common Stock together with all amendments, modifications and supplements thereto and shall refer to the Stock Purchase Agreement as the same may be in effect at the time such reference becomes operative.

     "SUBSIDIARY" shall mean, with respect to any Person, (a) any corporation in which such Person and/or one or more its Subsidiaries, directly or indirectly, owns legally or beneficially an aggregate of more than fifty percent (50%) of any class of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) or (b) any partnership or other Person in which such Person and/or one or more its Subsidiaries shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or (c) any Person of which such Person has the right to control the operating or financial decisions.




                                     15
     "TEXTRON DEBT" shall mean the Indebtedness of Borrower evidenced by that certain Secured Loan Agreement, by and between Del-Val Financial Corporation, Mortgage Financing Partners, Kenbee Management Inc. and Signal Capital Corporation, the predecessor-in-interest to Textron Financial Corporation, with respect to a loan in the original principal amount of $8,700,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.

     "UNDERLYING MORTGAGES" shall mean the collective reference to the mortgages, deeds of trust and similar security agreements executed by Affiliate Partnerships covering real property owned by such Affiliate Partnership to secure the Underlying Note executed by such Affiliate Partnership.

    "UNDERLYING NOTES" shall mean the collective reference to the promissory notes executed by an Affiliate Partnership payable to the order of any Person evidencing Indebtedness secured by corresponding Underlying Mortgages.

     "WESTROCK LOAN" shall mean the Indebtedness of Borrower evidenced by that certain Amended and Restated Loan Agreement, dated August 22, 1979, by and between Borrower and Westrock Island Fund, LLC, with respect to certain loans in the evidenced by (1) that certain Amended and Restated Substitute and Supplemental Promissory Note, dated July 16, 1986 in the original principal amount of $17,000,000, (2) that certain Secured Promissory Note, dated December 4, 1986 in the original principal amount of $2,500,000, and (3) that certain Secured Promissory Note, dated March 1987 in the original principal amount of $1,150,000.

     "WRAP MORTGAGES" shall mean the collective reference to the mortgages and deeds of trust executed by Affiliate Partnerships in favor of Borrower (whether first or junior liens) covering real property owned by such Affiliate Partnership to secure the Wrap Note executed by such Affiliate Partnership or such other Person.

     "WRAP NOTES" shall mean the collective reference to (A) the promissory notes executed by Affiliate Partnerships payable to the order of Borrower, which evidences Indebtedness that includes the Indebtedness evidenced by the corresponding Underlying Note and is secured by the corresponding Wrap Mortgages and (B) the promissory notes executed by any Person which are held by, or payable to the order of, Borrower and secured by deeds of trust or mortgages securing such Indebtednesses in favor of, or for the benefit of, Borrower or any of its Subsidiaries.

     "ZYNCON DEBT" shall mean that certain Indebtedness of Borrower evidenced by that certain Purchase and Sale Deposit, dated November 11, 1994, by and between Borrower and Zyncon of North Carolina, in the original principal amount of $285,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with the Loan Agreement.




                                     16

                              SCHEDULE 2
                              ----------

    LENDER          COLLATERAL       PRINCIPAL    INTEREST    TOTAL
    ------          ----------       ---------    --------    -----
FUNDED
LONG-TERM DEBT    FIRST MORTGAGES    $313,066      $3,489   $316,555









































                              SCHEDULE 3
                              ----------

DVL, Inc., as Borrower under that attached Promissory Note, in the original principal amount of $200,000 dated as of March 6, 1997, hereby certifies and agrees that NPM Capital LLC, as Lender thereunder, has made the following advances to Borrower pursuant to the Third Amendment to the Loan Agreement.

     DATE OF ADVANCE                     AMOUNT OF ADVANCE
     ---------------                     -----------------
     March 6, 1997                            $100,000
     April 30, 1997                           $100,000

     ATTEST:                             DVL, INC.

     /s/ Gary Flicker
     ---------------------------------   By: /s/ Daniel Baldwin
     Gary Flicker, Assistant Secretary       ------------------
                                         Name: Daniel Baldwin
                                               ----------------
                                         Title: Vice President
                                                ---------------
























                              SCHEDULE 4
                              ----------


     [Schedule 4 of the Second Note contains a description of each of the Wrap Mortgages constituting the Primary Collateral, as such terms are defined in the Loan Agreement.]








































                                     19